                                  Exhibit 99.1

                       MULTI-MEDIA TUTORIAL SERVICES, INC.
                             a Delaware corporation

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                            Section 906 Certification

         I, Barry Reichman, Chief Executive Officer and Chief Financial Officer of Multi-Media Tutorial Services, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended August 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                       MULTI-MEDIA TUTORIAL SERVICES, INC.


Dated: November 12, 2002                  By: /s/ Barry Reichman
                                              ----------------------------------
                                              Barry Reichman
                                              Chief Executive Officer and
                                              Chief Financial Officer